UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported):

May 13, 2021 (May 7, 2021)

BLADE AIR MOBILITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39046	84-1890381
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 East 34th Street

New York, NY 10016

(Address of principal executive offices) (zip code)

(212) 967-1009

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	BLDE	The Nasdaq Stock Market
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BLDEW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On May 7, 2021 (the “Closing Date”), the registrant consummated the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated December 14, 2020, by and among Experience Investment Corp., a Delaware corporation (“EIC”), Experience Merger Sub, Inc., a wholly owned subsidiary of EIC (“Merger Sub”), and Blade Urban Air Mobility, Inc., a Delaware corporation (“Blade”). The Merger Agreement provided for the acquisition of Blade by the registrant pursuant to the merger of Merger Sub with and into Blade (the “Merger”), with Blade continuing as the surviving entity and a wholly owned subsidiary of the registrant.

In connection with the closing of the Merger (the “Closing”), the registrant changed its name from Experience Investment Corp. to Blade Air Mobility, Inc. Unless the context otherwise requires, “we,” “us,” “our,” the “Company,” “the registrant” and “New Blade” refer to Blade Air Mobility, Inc., as the combined company following the Merger, together with its subsidiaries, “EIC” refers to the registrant prior to the Closing and “Blade” refers to Blade Urban Air Mobility, Inc., prior to the Closing.

At the effective time of the Merger (the “Effective Time”), among other things, (a) each of the then issued and outstanding Class A common stock, par value $0.0001 per share, of EIC (the “EIC Class A Common Stock”), and Class B common stock, par value $0.0001 per share, of EIC (the “EIC Class B Common Stock” and, together with the EIC Class A Common Stock, the “EIC Common Stock”), automatically converted, on a one-for-one basis, into a share of Class A Common Stock, par value $0.0001 per share, of New Blade (the “New Blade Class A Common Stock”); (b) each then issued and outstanding warrant of EIC (the “EIC warrants”) automatically converted into a warrant to acquire one share of New Blade Class A Common Stock (the “New Blade Warrants”); and (c) each of the then issued and outstanding units of EIC that had not been previously separated into the underlying EIC Class A Common Stock and underlying EIC warrants separated into to one share of New Blade Class A Common Stock and one-third of one New Blade Warrant. No fractional shares of New Blade Class A Common Stock will be issued upon exercise of the New Blade Warrants.

At the Effective Time, each stockholder or option holder of Blade received, as applicable: (a) 10,024,296 shares of New Blade Class A Common Stock for each outstanding share of Blade common stock, par value $0.00001 per share, (including shares that were subject to vesting conditions) outstanding as of the Effective Time (the “Blade Common Stock”), (b) 16,101,172 shares of New Blade Class A Common Stock for each outstanding share of Blade Series Seed Preferred Stock, Blade Series A Preferred Stock and Blade Series B Preferred Stock, each par value $0.00001 per share, outstanding as of the Effective Time (collectively, the “Blade Preferred Stock” and together with the Blade Common Stock, the “Blade Stock”) and/or (c) 9,689,826 options to purchase a number of shares of New Blade Class A Common Stock at an exercise price calculated pursuant to the Merger Agreement for each option to acquire Blade Common Stock outstanding as of the Effective Time (each, a “Blade Option”), as calculated pursuant to the Merger Agreement.

In connection with the Merger Agreement, certain accredited investors (the “PIPE Investors”), including an affiliate of Experience Sponsor LLC (the “Sponsor”), entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors agreed to purchase 12,500,000 shares (the “PIPE Shares”) of New Blade Class A Common Stock at a purchase price per share of $10.00 and an aggregate purchase price of $125,000,000 (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Closing.

Immediately after giving effect to the Merger and the PIPE Investment, there were 78,903,021 shares of New Blade Class A Common Stock and 14,166,667 New Blade Warrants outstanding. New Blade’s Class A Common Stock and New Blade’s Warrants trade on The Nasdaq Stock Market (“Nasdaq”) under the symbols “BLDE” and “BLDEW,” respectively.

The foregoing description of the Merger Agreement and the Subscription Agreement is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.4. A more detailed description of the Merger Agreement and the transactions contemplated thereby, including the Merger and the Merger Agreement can be found beginning on pages 88 and 118, respectively, of the proxy statement/prospectus/consent solicitation statement filed with the SEC on April 6, 2021 (the “Proxy Statement/Prospectus/Consent Solicitation Statement”) and are incorporated herein by reference. A description of the Subscription Agreements is included in the Proxy Statement/Prospectus/Consent Solicitation Statement, beginning on page 129, and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

In connection with the Closing, New Blade entered into indemnification agreements with its directors and executive officers as determined by the board of directors of New Blade (the “Board”). Each indemnification agreement provides for indemnification and advancements by New Blade of certain expenses and costs, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director, officer, employee or agent of New Blade or any of its subsidiaries or was serving at New Blade’s request in an official capacity for another entity, to the fullest extent permitted by the laws of the state of Delaware.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, a form of which is attached hereto as Exhibit 10.27 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

The Merger was approved by EIC’s stockholders at a special meeting of the EIC’s stockholders held on May 5, 2021 (the “Special Meeting”). At the Special Meeting, 19,442,673 shares of the EIC’s Common Stock were voted in favor of the proposal to approve the Merger, 1,087,824 shares of EIC’s Common Stock were voted against the proposal to approve the Merger and holders of 35,420 shares of EIC’s Common Stock abstained from voting on the proposal to approve the Merger. In connection with the Closing, 3,596,979 shares of EIC Class A Common Stock were redeemed at a per price share of approximately $10.07. The Merger was completed on May 7, 2021.

In addition, in connection with the Closing, all of the 6,875,000 outstanding shares of EIC Class B Common Stock held by the Sponsor (the “Founder Shares”) were converted into shares of New Blade Class A Common Stock on a one-for-one basis.

FORM 10 INFORMATION

Prior to the Closing, EIC was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, EIC became a holding company whose only assets consist of equity interests in Blade.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated herein include forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on management’s current beliefs and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Although we believe our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. When used in this Current Report on Form 8-K, the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain such identifying words.

Forward-looking statements contained in this Current Report on Form 8-K and the documents incorporated by reference herein include, but are not limited to, statements about our ability to:

•	realize the benefits expected from the Merger;

•	execute our geographic expansion strategy;

•	achieve the expected revenue growth and effectively manage growth;

•	achieve and maintain profitability in the future;

•	innovate and expand our technological leadership;

•	increase our service offerings and price optimization;

•	effectively promote our brand and increase brand awareness;

•	enhance future operating and financial results;

•	acquire and protect intellectual property;

•	attract, train and retain key personnel, including sales and customer service personnel;

•	acquire and integrate other companies and technologies;

•	remediate material weakness in internal control over financial reporting;

•	comply with laws and regulations applicable to our business;

•	successfully defend litigations; and

•	successfully deploy the proceeds from the Merger and PIPE Investment.

Forward-looking statements are not guarantees of future performance. You should not place undue reliance on these statements, which speak only as of the date of this Current Report on Form 8-K. You should understand that the following important factors, in addition to those discussed under the heading “Risk Factors” in the Proxy Statement/Prospectus/Consent Solicitation Statement and elsewhere, could affect our future results and could cause those results or other outcomes to differ material from those expressed or implied in the forward-looking statements included or incorporated by reference in this Current Report on Form 8-K:

•	risks related to disruption of management’s time from ongoing business operations due to the Merger;

•	risks of the air mobility and transportation industries;

•	litigation, complaints or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the availability, or lack thereof, of new technologies in the aerospace community, such as Electric Vertical Aircraft (“EVA”, or as it’s otherwise known, Electrical Vertical Take-Off and Landing aircraft (“eVTOL”))

•	the duration and severity of the COVID-19 pandemic;

•	the availability and performance of third-party operators;

•	technological disruptions, privacy or data breaches, the loss of data or cyberattacks; and

•	the ability to compete successfully with new market participants.

These and other factors that could cause actual result to differ from those implied by the forward looking statements included or incorporated by reference in this Current Report on Form 8-K are more fully described under the heading “Risk Factors” and elsewhere in the Proxy Statement/Prospectus/Consent Solicitation Statement and the documents incorporated by reference in this Current Report on Form 8-K. The risks described under the heading “Risk Factors” in the Proxy Statement/Prospectus/Consent Solicitation Statement are not exhaustive. Other sections of this Current Report on Form 8-K and the documents incorporated by reference in this Current Report on Form 8-K describe additional factors that could adversely affect our business, financial condition and results of operations.

New risks emerge from time to time and it is not possible to predict all such risks, nor can we assess the impact of those risks on our business or the extent to which any risk or combination of risks may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Market, ranking and industry data used throughout the Proxy Statement/Prospectus/Consent Solicitation Statement and the documents incorporated by reference in this Current Report on Form 8-K are based on the good faith estimates of our management, which in turn are based upon our management’s review of internal surveys, independent industry surveys and publications, including reports by third party research analyses and publicly available information. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we are not aware of any misstatements regarding the industry data presented herein or therein, our estimates involved risks and uncertainties and are subject to change based on various factors, including those discussed under the headings “Risk Factors” and “Blade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Proxy Statement/Prospectus/Consent Solicitation Statement.

Business and Properties

The business and properties of EIC and Blade prior to the Merger are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections titled “Information About EIC” beginning on page 167 and “Information About Blade” beginning on page 205, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Risk Factors” beginning on page 44, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information of Blade for the years ended September 30, 2020 and 2019 and the three months ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Blade’s Selected Historical Consolidated Financial Information” beginning on page 149 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended September 30, 2020 and for the three months ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Blade prior to the Merger is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Blade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 194, which is incorporated herein by reference.

Executive Compensation

Information with respect to the executive compensation of the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Executive Compensation of EIC Following the Business Compensation” beginning on page 188, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Blade regarding the beneficial ownership of New Blade’s Class A Common Stock as of May 7, 2021, after giving effect to the Closing and the PIPE Investment, by:

•	each person who is known by New Blade to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of New Blade’s Class A Common Stock;

•	each current executive officer and director of New Blade; and

•	all current executive officers and directors of New Blade, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 78,903,021 shares of New Blade Class A Common Stock issued and outstanding as of May 7, 2021 (after giving effect to the Closing and the PIPE Investment) and do not take into account the issuance of any shares of New Blade Class A Common Stock upon the exercise of New Blade Warrants to purchase up to 14,166,667 shares of New Blade Class A Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned New Blade Class A Common Stock.

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned(2)	Percentage of Outstanding Class A Common Stock
5% Stockholders:
Experience Sponsor LLC(3)	13,925,000	27.6%
Robert S. Wiesenthal(4)	10,109,546	20.0%
Colony Capital, Inc.(5)	6,794,512	15.0%
ColPE Blade Investor, LLC(6)	6,233,498	13.7%
HG Vora Capital Management, LLC(7)	5,376,471	11.8%
David Zaslav(8)	3,082,428	6.8%
Executive Officers and Directors:
Eric Affeldt(9)	—	—
Jane Garvey	—	—
Kenneth Lerer(10)	1,235,418	2.7%
Susan Lyne	—	—
Edward Philip(9)	—	—
David Zaslav(7)	3,082,428	6.8%
Robert S. Wiesenthal(4)	10,109,546	20.0%
William A. Heyburn(11)	935,540	2.0%
Melissa M. Tomkiel(12)	1,496,021	3.2%
Amir Cohen	—	—
Brandon Keene(13)	520,553	1.1%
All directors and executive officers as a group (14 individuals)(14)	17,379,506	35.8%

*	Indicates less than 1 percent.

(1)	Unless otherwise noted, the business address for each executive officer and director of New Blade is 499 East 34th Street, New York, NY 10016.

(2)	The beneficial ownership of New Blade as of May 7, 2021 is based shares of New Blade Class A Common Stock outstanding as of such date.

(3)	Includes 8,925,000 shares of New Blade Class A Common Stock and Private Placement Warrants exercisable for 5,000,000 shares of New Blade Class A Common Stock. Steele ExpCo Holdings, LLC, a Delaware limited liability company, is the managing member and 100% owner of Experience Sponsor LLC. KSL Capital Partners V GP, LLC, a Delaware limited liability company, is the managing member of Steele ExpCo Holdings, LLC. Eric Charles Resnick is the managing member of KSL Capital Partners V GP, LLC. As such, Steele ExpCo Holdings, LLC, KSL Capital Partners V GP, LLC and Mr. Resnick may be deemed to have or share voting and dispositive power of the stock held directly by Experience Sponsor LLC. In addition, Steele ExpCo Holdings, LLC beneficially owns 2,050,000 additional shares of New Blade Class A Common Stock through the consummation of the PIPE Investment. Mr. Resnick disclaims beneficial ownership of these shares except to the extent of his individual pecuniary interest in such shares, directly or indirectly. The address for each entity is c/o KSL Capital Partners, 100 St. Paul Street, Suite 800, Denver, Colorado 80206.

(4)	Interests shown consist of 4,922,862 shares of New Blade Class A Common Stock and vested Blade Options exercisable for an aggregate of 5,186,684 shares of New Blade Class A Common Stock.

(5)	Interests shown consist of 6,233,498 shares of New Blade Class A Common Stock held by ColPE Blade Investor, LLC, and 561,014 of New Blade Class A Common Stock held by JustBlade, LLC. Colony Capital Operating Company LLC is the beneficial owner of shares held by ColPE Blade Investor, LLC and JustBlade, LLC. Colony Capital, Inc. is the managing member and 90% owner of Colony Capital Operating Company, LLC, and as such may be deemed to share voting and dispositive power of the New Blade Class A Common Stock held by ColPE Blade Investor, LLC and Just Blade, LLC. The business address for Colony Capital, Inc. is 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487

(6)	Interests shown consist of 6,233,498 shares of New Blade Class A common stock. Colony Capital Operating Company, LLC is the beneficial owner of ColPE Blade Investor, LLC and as such may be deemed to share voting and dispositive power of the New Blade Class A Common Stock held by ColPE Blade Investor, LLC. Colony Capital, Inc. is the managing member and 90% holder of Colony Capital Operating Company, LLC. The business address for this investor is 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487.

(7)	Includes 2,500,000 shares of New Blade Class A Common Stock, and also includes 5,376,453 shares of New Blade Class A common stock purchased in the PIPE Investment or received in exchange for shares of Blade Preferred Stock by HG Vora Capital Management, LLC. Panag Vora is the managing member of HG Vora Capital Management, LLC, and as such may be deemed to have voting and dispositive power of the New Blade Class A Common Stock held by HG Vora Capital Management, LLC. The business address for this investor is 330 Madison Avenue, 20th floor, New York, NY 10017.

(8)	Interests shown consist of 3,082,428 shares of New Blade Class A Common Stock, which includes 100,000 shares purchased in the PIPE Investment, held by Snickers Holdings LLC. Mr. Zaslav, one of the members of the New Blade Board, is the managing member of Snickers Holdings LLC. The business address for this investor is 115 Central Park West #17C, New York, NY 10023.

(9)	Messrs. Affeldt, Witherow, Pastor and Philip each have an economic interest (or deemed economic interest) in shares of New Blade Class A Common Stock and/or Private Placement Warrants through their respective ownership of membership interests in Experience Sponsor LLC, but do not beneficially own any shares of New Blade Class A Common Stock or Private Placement Warrants. The indirect ownership interest via Experience Sponsor LLC is reflected solely under the rows for Experience Sponsor LLC. The economic interests (or deemed economic interests) of these individuals in the Class A common stock and/or Private Placement Warrants held by Experience Sponsor LLC are as shown below:

	Class A Common Stock	Private Placement Warrants
Eric Affeldt	605,250	350,000
Brian C. Witherow	50,000	-
Rafael Pastor	50,000	-
Edward Philip	50,000	-

(10)	Interests shown consist of: 50,963 shares of New Blade Class A Common Stock held by Mr. Lerer, 111,506 shares of New Blade Class A Common Stock held by Lerer Investments II LLC, 374,009 shares of New Blade Class A Common Stock held by Lerer Hippeau Ventures Select Fund, LP and 698,940 shares of New Blade Class A Common Stock held by Lerer Hippeau Ventures V, LP. Mr. Lerer, who is a member of the New Blade Board, is the Managing Member of each of the investors, and may be deemed to beneficially own all of the shares of New Blade Class A Common Stock held by Lerer Investments II LLC, Lerer Hippeau Ventures Select Fund, LP and Lerer Hippeau Ventures V, LP. The business address for each of the investors is 100 Crosby Street, Suite 201, New York, NY 10012.

(11)	Interests shown consist of 218,414 shares of New Blade Class A Common Stock held and 717,126 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.

(12)	Interests shown consist of 221,938 shares of New Blade Class A Common Stock held and 1,274,083 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.

(13)	Interests shown consist of 10,920 shares of New Blade Class A Common Stock held and 509,633 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.
(14)	Interests shown consist of 9,691,980 shares of New Blade Class A Common Stock held and 7,687,526 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.

Directors and Executive Officers

Except as disclosed below, information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Management After the Business Combination” beginning on page 183, which is incorporated herein by reference.

In connection with the consummation of the Merger, each of EIC’s officers and directors tendered their resignations, except that Eric Affeldt and Edward Philip remained as directors of New Blade.

Directors

Effective as of immediately prior to the Effective Time, in connection with the Merger, the size of the Board was increased from five members to seven members. Effective as of immediately prior to the Effective Time, Eric Affeldt, Jane Garvey, Susan Lyne, Edward Philip and David Zaslav were appointed to serve as directors of New Blade. John Borthwick and Justin Chang resigned as directors of the New Blade. Kenneth Lerer and Robert S. Wiesenthal are continuing to serve as a directors of New Blade. Messrs. Philip and Zaslav were appointed to serve as Class I directors, with terms expiring at New Blade’s annual meeting of stockholders following the Closing; Messrs. Affeldt and Lerer were appointed to serve as Class II directors, with terms expiring at New Blade’s second annual meeting of stockholders following the Closing; and Ms. Garvey, Ms. Lyne and Mr. Wiesenthal were appointed to serve as Class III directors, with terms expiring at New Blade’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Management After the Business Combination” beginning on page 183, which is incorporated herein by reference.

Independence of Directors

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that each of Eric Affeldt, Jane Garvey, Kenneth Lerer, Susan Lyne, Edward Philip and David Zaslav is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Mr. Philip, Ms. Garvey and Ms. Lyne to serve on the Audit Committee, with Mr. Philip as chairperson and the audit committee financial expert. The Board appointed Ms. Lyne, Mr. Philip, Mr. Lerer and Mr. Affeldt to serve on the Compensation Committee, with Ms. Lyne as chairperson. Ms. Garvey, Mr. Zaslav and Mr. Affeldt were appointed to serve on the Nominating and Corporate Governance Committee, with Ms. Garvey as chairperson.

Executive Officers

On May 7, 2021, the Board appointed Amir Cohen as Chief Accounting Officer of the Company. Each of Robert S. Wiesenthal, our Chief Executive Officer, Melissa M. Tomkiel, our President and General Counsel, William A. Heyburn, our Chief Financial Officer and Brandon Keene, our Chief Technology Officer, remained as executive officers of New Blade after consummation of the Merger.

Amir Cohen has served as our Chief Accounting Officer since May 2021. Prior to Blade, Mr. Cohen served in various capacities at WPP plc, a multinational communications and advertising company, most recently as Senior Vice President of Finance for its Wunderman Thompson network. Prior to WPP, Mr. Cohen was a Manager at PricewaterhouseCoopers in New York. Mr. Cohen is a Certified Public Accountant, holds an M.B.A. from New York University, and a B.A. in Economics and Accounting from The Hebrew University in Jerusalem.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of EIC and Blade are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 241, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections titled “Information about EIC – Legal Proceedings” on page 174 and “Information About Blade—Legal Proceedings” on page 217, which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the business combination, EIC’s Class A Common Stock, warrants and units (consisting of one share of Class A Common Stock and one-third of a warrant) were quoted on The Nasdaq Capital Market under the symbols “EXPC,” “EXPCW” and “EXPCU,” respectively. At the Effective Time, the units automatically separated into the component securities and, as a result, no longer trade as a separate security. On May 10, 2021, New Blade’s Class A Common Stock and New Blade Warrants began trading on The Nasdaq Global Market under the symbols “BLDE” and “BLDEW,” respectively.

As of the Closing Date and following completion of the Merger (and after giving effect to the Closing and the PIPE Investment), New Blade had 78,903,021 shares of New Blade Class A Common Stock issued and outstanding held of record by 78 holders and 14,166,667 New Blade Warrants, each exercisable for one share of New Blade’s Class A Common Stock at a price of $11.50 per share, held of record by one holder.

The information set forth in the section titled “Price Range of Securities and Dividends” on page 234 of the Proxy Statement/Prospectus/Consent Solicitation Statement is incorporated herein by reference.

Recent Sales of Unregistered Securities

The information set forth in the “Introductory Note” above and under Item 3.02 of this Current Report on Form 8-K with respect to the issuance of the PIPE Shares pursuant to the PIPE Investment is incorporated herein by reference. The PIPE Shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. The subscribers to the PIPE Investment are accredited investors as defined in Rule 501 of Regulation D.

In May 2019, the Sponsor purchased an aggregate of 7,187,500 shares (the “Founder Shares”) of EIC’s Class B common stock for an aggregate purchase price of $25,000 (up to 937,500 of which were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ option to purchase additional EIC units was exercised).

The number of Founder Shares issued was determined based on the expectation that the Founder Shares would represent 20% of EIC’s outstanding shares of common stock upon completion of EIC’s initial public offering. On September 17, 2019, as a result of the underwriters’ election to partially exercise their option to purchase additional units, 312,500 Founder Shares were forfeited and 625,000 Founder Shares are no longer subject to forfeiture, resulting in an aggregate of 6,875,000 Founder Shares that were issued and outstanding. The Founder Shares automatically converted into shares of New Blade’s Class A Common Stock upon the consummation of the Merger. The Founder Shares were issued in connection with EIC’s organization pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. The Sponsor is an accredited investor for purposes of Rule 501 of Regulation D.

Simultaneously with the consummation of the EIC initial public offering, the Sponsor entered into a purchase agreement with EIC to purchase from EIC an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per warrant for an aggregate purchase price of $7,500,000. Each Private Placement Warrant is exercisable to purchase one whole share of New Blade’s Class A Common Stock at $11.50 per share, subject to adjustment as provided in the warrant agreement attached as Exhibit 4.3 hereto and incorporated herein by reference.

Description of Registrant’s Securities

Common Stock

A description of New Blade’s Class A Common Stock is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Description of EIC’s Securities” beginning on page 218, which is incorporated herein by reference.

Warrants

Public Warrants

A description of New Blade’s public shareholders’ warrants is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Description of EIC’s Securities - Warrants” beginning on page 218, which is incorporated herein by reference.

Private Placement Warrants

A description of New Blade’s private placement warrants is included in the Proxy Statement/Prospectus/Consent Solicitation Statement, in the section titled “Description of EIC’s Securities - Warrants” beginning on page 218, which is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in the “Introductory Note” and Item 2.01 – “Recent Sales of Unregistered Securities” above is incorporated herein by reference. The New Blade Class A common stock issued in connection with the PIPE Investment were not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders

On May 7, 2021, in connection with the consummation of the Merger, New Blade filed its amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted its amended and restated bylaws (the “A&R Bylaws”).

Copies of the A&R Certificate of Incorporation and the A&R Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant

The information set forth above under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers” and “Certain Relationships and Related-Party Transactions” in Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference. In addition, the information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Merger, which fulfilled the definition of a business combination set forth in the Amended and Restated Certificate of Incorporation of EIC, New Blade ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Merger are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections titled “The Merger” and “The Merger Agreement” beginning on pages 88 and 118, respectively, which are incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The historical unaudited condensed financial statements of Blade as of December 31, 2020 and for the three months ended December 31, 2020 and December 31, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-47 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The historical audited financial statements of Blade as of and for the year ended September 30, 2020 and September 30, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-21 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The historical audited financial statements of EIC as of and for the year ended December 31, 2020 and December 31, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-3 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of December 31, 2020 and for the year ended September 30, 2020 and for the three months ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of December 14, 2020, by and among Blade, Merger Sub, Inc. and EIC (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on December 15, 2020)

3.1	Amended and Restated Certificate of Incorporation of Blade Air Mobility, Inc., dated as of May 7, 2021

3.2	Amended and Restated Bylaws of Blade Air Mobility, Inc., dated as of May 7, 2021

4.1	Specimen Class A Common Stock Certificate of Blade Air Mobility, Inc. (incorporated by reference to Exhibit 4.1 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 10, 2021)

4.2	Specimen Warrant Certificate of Blade Air Mobility, Inc. (incorporated by reference to Exhibit 4.2 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 10, 2021)

4.3	Warrant Agreement, dated September 12, 2019, by and between Experience Investment Corp. and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference to Exhibit 4.1 to Experience Investment Corp.’s Current Report on Form 8-K filed on September 18, 2019)

10.1	Investor Rights Agreement, dated as of December 14, 2020 (incorporated by reference to Exhibit 10.1 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.2	Sponsor Letter Agreement, dated as of December 14, 2020 (incorporated by reference to Exhibit 10.2 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.3	Form of Support Agreement (incorporated by reference to Exhibit 10.3 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.4	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.4 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.5	Fly Blade, Inc. Amended and Restated Investors’ Rights Agreement, dated January 30, 2018 (incorporated by reference to Exhibit 10.5 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.6	Fly Blade, Inc. Amended and Restated Right of First Refusal Co-Sale Agreement, dated January 30, 2018 (incorporated by reference to Exhibit 10.6 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.7	Fly Blade, Inc. Amended and Restated Voting Agreement, dated January 30, 2018 (incorporated by reference to Exhibit 10.7 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.8	Fly Blade, Inc. 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.8 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.9*	First Use Agreement, dated April 30, 2015, by and between Air Pegasus Heliport, Inc. and Fly Blade, Inc. (incorporated by reference to Exhibit 10.9 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.10*	Second Use Agreement, dated January 28, 2016, by and between Air Pegasus Heliport, Inc. and Fly Blade, Inc. (incorporated by reference to Exhibit 10.10 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.11*	Amended Use Agreement, dated June 1, 2017, by and between Air Pegasus Heliport, Inc. and Fly Blade, Inc. (incorporated by reference to Exhibit 10.11 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.12*	Restrictive Covenant Agreement, dated June 1, 2017, by and among Air Pegasus Heliport, Inc., Fly Blade, Inc. and Rob Wiesenthal (incorporated by reference to Exhibit 10.12 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.13	Asset Purchase Agreement, dated May 2018, by and among Fly Blade, Inc., Sound Aircraft Flight Enterprises, Inc. and Cindy Herbst (incorporated by reference to Exhibit 10.13 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.14*	Airport Lease and Operating Agreement, dated June 29, 2018, by and between the Town of Nantucket, acting by and through the Nantucket Memorial Airport Commission, and Fly Blade, Inc. (incorporated by reference to Exhibit 10.14 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.15*	Office Agreement, dated September 12, 2018, by and between Blade Urban Air Mobility, Inc. and White Plains Aviation Partners LLC (d/b/a Million Air) (as amended by the Lease Amendment dated December 23, 2019) (incorporated by reference to Exhibit 10.15 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.16	Office Lease, dated November 6, 2019, by and between Turnberry Airport Holdings, LLC and Blade Urban Air Mobility, Inc. (incorporated by reference to Exhibit 10.16 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.17*	Joint Venture Agreement, dated as of March 24, 2019, by and among Hunch Ventures and Investments Private Limited, Blade US, LLC, and FlyBlade India Private Limited (incorporated by reference to Exhibit 10.17 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.18*	First Amendment to Joint Venture Agreement, dated as of February 25, 2020, by and among Hunch Ventures and Investments Private Limited, Blade US, LLC, and FlyBlade India Private Limited (incorporated by reference to Exhibit 10.18 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.19*	License Agreement, dated March 24, 2019, by and between FlyBlade India Private Limited and Blade Urban Air Mobility, Inc. (incorporated by reference to Exhibit 10.19 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.20*	First Amendment to License Agreement, dated February 25, 2020, by and between FlyBlade India Private Limited and Blade Urban Air Mobility, Inc. (incorporated by reference to Exhibit 10.20 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.21*	License Agreement, dated December 1, 2019, by and between Macquarie Aviation North America 2, Inc. (d/b/a Atlantic Aviation Metroport) and Blade Urban Air Mobility, Inc. (incorporated by reference to Exhibit 10.21 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.22	Note dated April 8, 2020, by and between Fly Blade, Inc. and J.P. Morgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.22 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.23	Strategic Alliance Agreement, dated January 7, 2021, by and between BLADE Urban Air Mobility, Inc. and Ross Aviation Operations, LLC (incorporated by reference to Exhibit 10.23 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021)

10.24*	Alliance Agreement, dated February 17, 2021, by and between Blade Urban Air Mobility, Inc. and Helicopters, Inc. (incorporated by reference to Exhibit 10.24 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 10, 2021)

10.25	Alliance Agreement, dated February 17, 2021, by and between Blade Urban Air Mobility, Inc. and Vertiport PropCo, LLC (incorporated by reference to Exhibit 10.25 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 10, 2021)

10.26	Form of 2021 Omnibus Incentive Plan (attached to the proxy statement/prospectus/consent solicitation statement which forms a part of Experience Investment Corp.’s Registration Statement on Form S-4 filed on January 29, 2021 as Annex E)

10.27	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.27 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 10, 2021)

10.28	Form of Lockup Agreement (Employee) (incorporated by reference to Exhibit 10.28 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 26, 2021)

10.29	Form of Lockup Agreement (Non-Employee Option Holder) incorporated by reference to Exhibit 10.29 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 26, 2021)

10.30	Form of Lockup Agreement (Non-Employee Stockholder) incorporated by reference to Exhibit 10.30 to Experience Investment Corp.’s Registration Statement on Form S-4 filed on March 26, 2021)

99.1	Unaudited pro forma condensed consolidated combined financial information of Blade Air Mobility, Inc. for the year ended September 30, 2020 and for the three months ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

* Portions of this exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLADE AIR MOBILITY, INC.

By:	/s/ Melissa M. Tomkiel
Name: Melissa M. Tomkiel
Title: President and General Counsel

Date: May 12, 2021